Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Net income	$ 11,944	$ 7,509	$ 6,920
Other comprehensive income (loss):
Change in unrealized gain (loss) on available for sale securities	(1,373)	171	(1,963)
Related tax (expense) benefit	289	(58)	667
Total other comprehensive income (loss), net of tax	(1,084)	113	(1,296)
Total comprehensive income	$ 10,860	$ 7,622	$ 5,624